EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Secure Luggage Solutions, Inc. (the "Company") on Form 10-Q for the quarter ended June 30, 2010, as filed with the  Securities and Exchange Commission on the date hereof (the "Report"), I, Donald G. Bauer, Chief Executive Officer and Chief Financial Officer of the Company, certify,  pursuant  to 18 U.S.C.  1350,  as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

	By:	/s/ Donald G. Bauer
Date: August 12, 2010		Donald G. Bauer, Chief Executive Officer and Chief Financial Officer